UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

(Date of earliest event reported):  November 10, 2010

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina (State or Other Jurisdiction of Incorporation)	1-11986 33-3526-01 (Commission File Number)	56-1815473 56-1822494 (IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (336) 292-3010

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On November 10, 2010, Tanger Factory Outlet Centers, Inc. (the “Company”) distributed a Notice of Redemption to all holders of record of our outstanding 7.5% Class C Preferred Shares (par value $0.01 per share) (the “Preferred Shares”), regarding our redemption of all of our outstanding Preferred Shares at a redemption price of $25.198 per share. The redemption price is equal to the original issuance price of $25.00 per share, plus all accrued and unpaid dividends up to and including the redemption date, without interest. The redemption date will be December 9, 2010. From the redemption date forward, dividends on the Preferred Shares will no longer accrue, and holders of the Preferred Shares will have no rights as holders of such shares other than the right to receive the $25.198 redemption price.

As of November 10, 2010, 3,000,000 Preferred Shares were outstanding. Questions relating to, and requests for additional copies of, the Notice of Redemption and the related materials should be directed to the redemption agent, Computershare Trust Company, N.A., at (800) 546-5141.

A copy of the press release announcing the redemption of the Preferred Shares is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the redemption of our Class C Preferred Shares. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words ‘believe’, ‘expect’, ‘should’, ‘intend’, ‘anticipate’, ‘estimate’, ‘project’, or similar expressions.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those projected due to various factors including, but not limited to, the risks associated with general economic and local real estate conditions, the company’s ability to meet its obligations on existing indebtedness or refinance existing indebtedness on favorable terms, the availability and cost of capital, the company’s ability to lease its properties, the company’s inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, and competition. More detailed information about these and other factors is set forth in the section entitled “Business” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, including the subheadings entitled “Recent Developments,” “The Outlet Concept,” “Our Outlet Centers,” “Business Strategy,” “Growth Strategy,” “Operating Strategy,” “Capital Strategy,” “Competition,” and the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are included with this Current Report:

Exhibit 99.1	Press Release, dated November 10, 2010, regarding Redemption of Class C Preferred Shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 10, 2010

TANGER FACTORY OUTLET CENTERS, INC.

By:     /s/ Frank C. Marchisello, Jr.
            Frank C. Marchisello, Jr.
    Executive Vice President, Chief Financial Officer and Secretary

TANGER PROPERTIES LIMITED PARTNERSHIP

By:  TANGER GP TRUST, sole general partner

By:      /s/ Frank C. Marchisello, Jr.
           Frank C. Marchisello, Jr.
          Vice President, Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	Press Release, dated November 10, 2010, regarding Redemption of Class C Preferred Shares.

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